                                                                 EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.                 CASE NO: 97-58435 MM

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)

-------------------------------------------------
                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED     March, 1999
           --------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                END OF             END OF              AS OF
                                                                               CURRENT              PRIOR             PETITION
                                                                                MONTH               MONTH              FILING
                                                                                -----               -----              ------
2.     ASSET/LIABILITY SUMMARY

         Current Assets (Market Value)                                             $114,716            $219,169           $245,867
                                                                           -----------------  ------------------  -----------------
         Total Assets (Market Value)                                             $3,114,716          $3,219,169         $5,665,985
                                                                           -----------------  ------------------  -----------------
         Current Liabilities                                                       $202,705            $192,287                 $0
                                                                           -----------------  ------------------  -----------------
         Total Liabilities                                                       $5,569,740          $5,659,322         $5,467,035
                                                                           -----------------  ------------------  -----------------

                                                                                                                      PETITION
                                                                               CURRENT              PRIOR             DATE TO
                                                                                MONTH               MONTH            MONTH END
                                                                                -----               -----            ---------
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
         a.  Total Receipts                                                              $0            $100,000           $257,213
                                                                           -----------------  ------------------  -----------------
         b.  Total Disbursements                                                   $104,453              $1,220           $158,978
                                                                           -----------------  ------------------  -----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)           ($104,453)            $98,780            $98,235
                                                                           -----------------  ------------------  =================
         d.  Cash Balance Beginning of Month                                       $219,169            $120,389
                                                                           -----------------  ------------------
         e.  Cash Balance End of Month (c + d)                                     $114,716            $219,169
                                                                           =================  ==================

                                                                             RECEIVABLES                            LIABILITIES
                                                                             -----------                            -----------
4.     POST-PETITION LIABILITIES & RECEIVABLES
         Balance at End of Previous Month                                                $0                               $192,287
                                                                           -----------------                      -----------------
         Balance at End of Current Month                                                 $0                               $202,705
                                                                           -----------------                      -----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                                 $0
                                                                           -----------------
         Balance at End of Current Month (over 30 days)                                  $0
                                                                           -----------------

                                                                                                                           YES  NO
                                                                                                                           ---  --
6.     Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)                           X
                                                                                                                           ---  ---
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including
       date of payment, amount of payment and name of payee)                                                                    X
                                                                                                                           ---  ---
8.     Have any payments been made to officers, insiders, shareholders, relatives?
       (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)                     X
                                                                                                                           ---  ---
9.     Have any payments been made to professionals? (if yes, attach listing
       including date of payment, amount of payment and name of payee)                                                     X
                                                                                                                           ---  ---
10.    If you answered yes to line 7,8, or 9, were all such payments approved by the court?                                X
                                                                                                                           ---  ---
11.    Is the estate insured for replacement cost of assets and for general liability?                                     N/A
                                                                                                                           ---  ---
12.    Are U.S. Trustee quarterly fees current?                                                                            X
                                                                                                                           ---  ---

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

       Date: April 19, 1999                    Richard J Redett
            -------------------------------    ---------------------------------
                                                    Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                   FOR THE MONTH ENDED         March, 1999
                                         --------------------

                                ($_________)

         ASSETS

                                                                    FROM SCHEDULES            MARKET VALUE
                                                                    --------------            ------------
            CURRENT ASSETS
    1            Cash and cash equivalents - unrestricted                                               $114,716
                                                                                          -----------------------
    2            Cash and cash equivalents - restricted                                                       $0
                                                                                          -----------------------
    3            Accounts receivable (net)                                A                                   $0
                                                                                          -----------------------
    4            Inventory                                                B                                   $0
                                                                                          -----------------------
    5            Prepaid expenses                                                                             $0
                                                                                          -----------------------
    6            Other:
                         -------------------------------------------                      -----------------------
    7
                 ---------------------------------------------------                      -----------------------

    8                TOTAL CURRENT ASSETS                                                               $114,716
                                                                                          -----------------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)
    9            Real property                                            C                                   $0
                                                                                          -----------------------
   10            Machinery and equipment                                  D                                   $0
                                                                                          -----------------------
   11            Furniture and fixtures                                   D                                   $0
                                                                                          -----------------------
   12            Office equipment                                         D                                   $0
                                                                                          -----------------------
   13            Leasehold improvements                                   D                                   $0
                                                                                          -----------------------
   14            Vehicles                                                 D                                   $0
                                                                                          -----------------------
   15            Other:                                                   D
                         -------------------------------------------                      -----------------------
   16                                                                     D
                 ---------------------------------------------------                      -----------------------
   17                                                                     D
                 ---------------------------------------------------                      -----------------------
   18                                                                     D
                 ---------------------------------------------------                      -----------------------
   19                                                                     D
                 ---------------------------------------------------                      -----------------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                             $0
                                                                                          -----------------------

            OTHER ASSETS
   21            Notes receivable-net of allowances                                                   $3,000,000
                 ---------------------------------------------------                      -----------------------
   22            Investment-NST                                                                               $0
                 ---------------------------------------------------                      -----------------------
   23            Investment-subs                                                                              $0
                 ---------------------------------------------------                      -----------------------
   24            Accounts receivable-intercompany net of allowances                                           $0
                 ---------------------------------------------------                      -----------------------

   25                TOTAL OTHER ASSETS                                                                $3,000,000
                                                                                          ------------------------

   26                TOTAL ASSETS                                                                      $3,114,716
                                                                                          ========================


NOTE:

     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                ($_________)


         LIABILITIES                                                            FROM SCHEDULES
                                                                                --------------
            POST-PETITION

                 CURRENT LIABILITIES
   27                Salaries and wages
                                                                                                       --------------
   28                Payroll taxes
                                                                                                       --------------
   29                Real and personal property taxes
                                                                                                       --------------
   30                Income taxes
                                                                                                       --------------
   31                Notes payable (short term)
                                                                                                       --------------
   32                Accounts payable (trade)                                         A
                                                                                                       --------------
   33                Real property lease arrearage
                                                                                                       --------------
   34                Personal property lease arrearage
                                                                                                       --------------
   35                Accrued professional fees                                                              $202,705
                                                                                                       --------------
   36                Current portion of long-term debt (due within 12 months)
                                                                                                       --------------
   37                Other:
                                        ---------------------------------------                        --------------
   38
                         ------------------------------------------------------                        --------------
   39
                         ------------------------------------------------------                        --------------

   40                TOTAL CURRENT LIABILITIES                                                              $202,705
                                                                                                       --------------

   41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                       --------------

   42                TOTAL POST-PETITION LIABILITIES                                                        $202,705
                                                                                                       --------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   43                Secured claims                                                   E
                                                                                                       --------------
   44                Priority unsecured claims                                        E                     $101,776
                                                                                                       --------------
   45                General unsecured claims                                         E                   $5,265,259
                                                                                                       --------------

   46                TOTAL PRE-PETITION LIABILITIES                                                       $5,367,035
                                                                                                       --------------

   47                TOTAL LIABILITIES                                                                    $5,569,740
                                                                                                       --------------

         EQUITY (DEFICIT)

   48                    Preferred Stock                                                                     $80,000
                         ------------------------------------------------------                        --------------
   49                    Common Stock                                                                        $28,846
                         ------------------------------------------------------                        --------------
   50                    Additional Paid-In Capital                                                      $18,461,441
                         ------------------------------------------------------                        --------------
   51                    Accumulated Deficit                                                            ($20,990,568)
                         ------------------------------------------------------                        --------------
   52            Market value adjustment                                                                    ($34,743)
                                                                                                       --------------
   53                TOTAL EQUITY (DEFICIT)                                                              ($2,455,024)
                                                                                                       --------------


   54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                               $3,114,716
                                                                                                       ==============

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                    ($_______)

                                   SCHEDULE A
                       ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                      ACCOUNTS         ACCOUNTS PAYABLE                 PAST DUE
                                                     RECEIVABLE         [POST PETITION]            POST PETITION DEBT
                                                     ----------        ----------------            ------------------
Receivables and Payables Ageings
   0 -30 Days
                                                  -----------------   --------------------
   31-60 Days
                                                  -----------------   --------------------
   61-90 Days                                                                                                         $0
                                                  -----------------   --------------------     --------------------------
   91+ Days
                                                  -----------------   --------------------
   Total accounts receivable/payable                            $0                     $0
                                                  -----------------   ====================
   Allowance for doubtful accounts
                                                  -----------------
   Accounts receivable (net)                                    $0
                                                  =================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                     COST OF GOODS SOLD
----------------------------------                     ------------------
                                 INVENTORY(IES)        Inventory Beginning of Month
                                                                                              ------------------------
                                   BALANCE AT
                                  END OF MONTH         Add -
                                  ------------
Retail/Restaurants -                                           Net purchases
                                                                                              ------------------------
   Product for resale                                          Direct labor
                              ----------------------                                          ------------------------
                                                               Manufacturing overhead
                                                                                              ------------------------
Distribution -                                                 Freight in
                                                                                              ------------------------
   Product for resale                                          Other:
                              ----------------------

                                                               ------------------------       ------------------------
Manufacturer -
                                                               ------------------------       ------------------------
   Raw materials
                              ----------------------
   Work-in-progress                                    Less -
                              ----------------------
   Finished goods                                              Inventory End of Month
                              ----------------------                                          ------------------------
                                                               Shrinkage
                                                                                              ------------------------
Other -                                                        Personal Use
                              ----------------------                                          ------------------------
   Explain
            -------------------------------
                                                        Cost of Goods Sold                        $0
   ----------------------------------------                                                   ========================

        TOTAL                                   $0
                              ======================

METHOD OF INVENTORY CONTROL                                            INVENTORY VALUATION METHODS
---------------------------                                            ---------------------------
Do you have a functioning perpetual inventory system?                  Indicate by a checkmark method of inventory valuation used.
                       Yes              No
                           ----            ---
How often do you take a complete physical inventory?                   Valuation methods -
                                                                               FIFO cost
                                                                                                       --------------------
   Weekly                                                                      LIFO cost
                           ----                                                                        --------------------
   Monthly                                                                     Lower of cost or
                           ----
   Quarterly                                                                       market
                           ----                                                                        --------------------
   Semi-annually                                                               Retail method
                           ----                                                                        --------------------
   Annually
                           ----
                                                                               Other -
                                                                                                       --------------------
Date of last physical inventory was           Unknown                              Explain
                                              ----------------------

                                                                                   -----------------------------------------------
Date of next physical inventory is            N/A
                                              ----------------------               -----------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                    COST             MARKET VALUE
-----------                                                    ----             ------------
None
----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------
     TOTAL                                                             $0               $0
                                                           ===============      ===========


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                    COST             MARKET VALUE
-----------                                                    ----             ------------

MACHINERY & EQUIPMENT -

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------
     TOTAL                                                             $0               $0
                                                           ===============      ===========

FURNITURE & FIXTURES -

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------
     TOTAL                                                             $0               $0
                                                           ===============      ===========

OFFICE EQUIPMENT -

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------
     TOTAL                                                             $0               $0
                                                           ===============      ===========

LEASEHOLD IMPROVEMENTS -

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------
     TOTAL                                                             $0               $0
                                                           ===============      ===========

VEHICLES -

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------

----------------------------------------------------       ---------------      -----------
     TOTAL                                                             $0               $0
                                                           ===============      ===========

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                              CLAIMED                      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                    AMOUNT                     AMOUNT (B)
-------------------------------------------                    ------                     ----------
   Secured claims  (a)
                                                          -------------------       ------------------------
   Priority claims other than taxes
                                                          -------------------       ------------------------
   Priority tax claims                                              $101,776
                                                          -------------------       ------------------------
   General unsecured claims                                       $5,265,259
                                                          -------------------       ------------------------

(a)  List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F

                            STATEMENT OF OPERATIONS
                            (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED  March, 1999
                                            ------------
                               $
                                 --------------

              CURRENT MONTH
-----------------------------------                                                                        CUMULATIVE     NEXT MONTH
 Actual      FORECAST      VARIANCE                                                                      (CASE TO DATE)     FORECAST
 ------      --------      --------                                                                      --------------     --------
                                                REVENUES
                                 $0         1       Gross Sales                                                  $7,000
----------   ---------   -----------                                                                    ----------------    --------
                                 $0         2       less: Sales Returns & Allowances
----------   ---------   -----------                                                                    ----------------    --------
                                 $0         3       Net Sales                                                    $7,000          $0
----------   ---------   -----------                                                                    ----------------    --------
                                 $0         4       less: Cost of Goods Sold   (Schedule 'B')                    $68,271
----------   ---------   -----------                                                                    ----------------    --------
                                 $0         5       Gross Profit                                               ($61,271)         $0
----------   ---------   -----------                                                                    ----------------    --------
                                 $0         6       Interest                                                        $92
----------   ---------   -----------                                                                    ----------------    --------
                                            7       Other Income:
                                 $0         8       Miscellaneous                                                  $996
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
                                 $0         9       Insurance Settlement                                       $130,000
----------   ---------   -----------                ----------------------------------------------      ----------------    --------

       $0          $0            $0        10            TOTAL REVENUES                                         $69,817          $0
----------   ---------   -----------                                                                    ----------------    --------


                                                EXPENSES
                                 $0        11       Compensation to Owner(s)/Officer(s)
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        12       Salaries/Commissions
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        13       Management Fees
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        14       Depreciation
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        15       Taxes:
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        16            Employer Payroll Taxes
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        17            Real Property Taxes
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        18            Other Taxes
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        19       Other Selling
----------   ---------   -----------                                                                    ----------------    --------
      $42                      ($42)       20       Other Administrative                                         $1,862
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        21       Write-off Investment Subs                                  $112,618
----------   ---------   -----------                                                                    ----------------    --------
                                           22       Other Expenses:
                                 $0        23       Storage Rental                                               $3,251
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
                                 $0        24       Accounting                                                   $1,510
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
                                 $0        25       Press Release                                                  $725
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
                                 $0        26       Telecommunications                                           $5,015
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
     $411                     ($411)       27       SEC Reporting                                                $6,971
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
                                 $0        28       Litigation Costs                                             $1,193
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
                                 $0        29       Write-off of Accounts Receivable                            $55,156
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
                                 $0        30       Writedown of Notes Receivable                            $2,000,000
----------   ---------   -----------                ----------------------------------------------      ----------------    --------

     $453          $0         ($453)       31            TOTAL EXPENSES                                      $2,188,301          $0
----------   ---------   -----------                                                                    ----------------    --------

    ($453)         $0         ($453)       32   SUBTOTAL                                                    ($2,118,484)         $0
----------   ---------   -----------                                                                    ----------------    --------

                                                REORGANIZATION ITEMS
  $10,438                  ($10,438)       33       Professional Fees                                          $310,781
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        34       Provisions for Rejected Executory Contracts
----------   ---------   -----------                                                                    ----------------    --------
                                                    Interest Earned on Accumulated Cash
                                 $0        35            Resulting from Chp 11 Case
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        36       Gain or (Loss) from Sale of Equipment                        $4,592
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        37       US Trustee Fees                                              $1,750
----------   ---------   -----------                ----------------------------------------------      ----------------    --------
                                 $0        38       Loss from Sale of Investments                              $220,000
----------   ---------   -----------                ----------------------------------------------      ----------------    --------

  $10,438          $0      ($10,438)       39            TOTAL REORGANIZATION ITEMS                            $527,939          $0
----------   ---------   -----------                                                                    ----------------    --------

 ($10,891)         $0      ($10,891)       40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              ($2,646,423)         $0
----------   ---------   -----------                                                                    ----------------    --------
                                 $0        41       Federal & State Income Taxes
----------   ---------   -----------                                                                    ----------------    --------

 ($10,891)         $0      ($10,891)       42   NET PROFIT (LOSS)                                          ($2,646,423)         $0
==========   =========   ===========                                                                    ================    ========

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED March, 1999
                                            -------------




CASH BALANCE BEGINNING OF MONTH                                    $219,169
                                                              --------------

CASH RECEIPTS  (1)                                                       $0
                                                              --------------

CASH DISBURSEMENTS  (1)                                            $104,453
                                                              --------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                ($104,453)
                                                              --------------

CASH BALANCE END OF MONTH                                          $114,716
                                                              ==============






RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                         ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                         ---------                ---------                 ---------
BANK                                                Wells Fargo              Mallesons Stephen Jaques
                                                    ---------------------    ------------------------ ----------------------
ACCOUNT TYPE                                        Checking                 Trust Account
                                                    ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                         0114-458243
                                                    ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                     General                  Litigation Turst
                                                    ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                            $98,481                  $16,235
                                                    ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                            $114,716
                                                    =====================



(1)  Excluding bank transfers between your accounts.